Exhibit 10.12

MANAGEMENT SERVICES RIGHTS CONTRIBUTION AGREEMENT

(INITIAL PROPERTIES)

THIS MANAGEMENT SERVICES RIGHTS CONTRIBUTION AGREEMENT (the “Agreement”) is entered into as of this 23rd day of September, 2005 between REPUBLIC PROPERTIES CORPORATION, a District of Columbia corporation (“RPC”), and REPUBLIC PROPERTY LIMITED PARTNERSHIP, a Delaware limited partnership (the “Operating Partnership”).

W I T N E S S E T H

WHEREAS, in connection with the initial public offering (the “IPO”) of the common shares of beneficial interest, par value $.01 per share, of Republic Property Trust, a Maryland real estate investment trust (the “REIT”), the REIT and the Operating Partnership and their affiliates will complete a series of related transactions (collectively with the IPO, the “IPO Transactions”);

WHEREAS, RPC is currently a party to ten separate management agreements pursuant to which RPC currently provides management services with respect to certain real estate properties;

WHEREAS, each of the ten management agreements that RPC is currently a party to, including the owner of each real estate property (each, an “Owner”, and collectively the “Owners”) pursuant to which each management agreement relates, is set forth on Exhibit A hereto (each, a “Management Agreement”, and collectively, the “Management Agreements”); and

WHEREAS, in connection with the IPO Transactions, RPC desires to contribute to the Operating Partnership, and the Operating Partnership desires to acquire, RPC’s right, title and interest in and to all of the Management Agreements, including the right to provide management services and to receive a management fee thereunder, in exchange for Class A units of limited partnership interest (the “Units”) in the Operating Partnership, on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.                                      CONTRIBUTION

1.1                                 Contribution.  Subject to the terms and conditions hereof, RPC agrees to contribute or otherwise transfer to the Operating Partnership, and the Operating Partnership agrees to acquire and accept from RPC, on the date of the Closing (as defined in Section 5.1 below), all of RPC’s right, title and interest in and to the Management Agreements.

1.2                                 Issuance of Units.

(a)                                  Subject to the terms and conditions of this Agreement, in exchange for RPC’s right, title and interest in and to the Management Agreements, the Operating Partnership shall issue to RPC, and RPC shall receive, an aggregate of 266,629 Units, in a transaction intended to qualify for nonrecognition of gain to RPC pursuant to Section 721 of the Internal Revenue Code of 1986, as amended (the “Code”).  The rights of holders of the Units as of the Closing will be as set forth in the Amended and Restated Agreement of Limited Partnership of the Operating Partnership (the “Partnership Agreement”).

(b)                                 The Operating Partnership shall issue the Units to RPC or, at the option of RPC, directly to RPC’s designees, in accordance with written instructions provided to the Operating Partnership by RPC setting forth the name and address of, and the number of Units received by, each designee, provided that each such designee (i) makes each of the representations and warranties set forth in Section 2.5, Section 2.9 and Section 2.11 hereof and (ii) has executed and delivered the Limited Partner Acceptance attached hereto as Exhibit B (the “Limited Partner Acceptance”) pursuant to Section 1.3 hereof.  The name of RPC or, if applicable, each designee, and the number of Units issued to RPC or, if applicable, each designee, shall be recorded in the books and records of the Operating Partnership.

1.3                                 Admission as a Limited Partner.  Upon execution and delivery of the Limited Partner Acceptance by RPC and, if their designees will receive the Units pursuant to Section 1.2(b) above, each of such designees, at the Closing, and subject to the completion of the Closing, RPC and if applicable, their designees, shall be admitted as limited partners of the Operating Partnership and, as such, shall be subject to, and bound by, the Partnership Agreement, including the power of attorney granted therein and all the terms and conditions thereof.

1.4                                 Assignment of Management Agreements; Owners’ Consent.  On the date of Closing, each of the Management Agreements (as set forth on Exhibit A hereto) shall be assigned to the Operating Partnership (or its affiliates).  By execution of the signature page to this Agreement, each Owner hereby consents to the assignment of the applicable Management Agreement between it and RPC upon the Closing as set forth in Section 1.4 hereof, subject to obtaining prior to the Closing the consent to such assignement of any lender that had provided funds to such Owner or its affiliates if and to the extent such consent is required, and hereby also consents to any future assigement by the Operating Partnership or its assigns to any affiliate of the Operating Partnership.

ARTICLE II:  REPRESENTATIONS AND WARRANTIES
OF RPC

As a material inducement to the Operating Partnership to enter into this Agreement and to consummate the transactions contemplated hereby, RPC hereby makes to the Operating Partnership each of the representations, warranties and covenants set forth in this Article II.  Each Investor (as defined below), severally and not jointly, hereby makes to the Operating Partnership, as to itself or himself, each of the representations, warranties and covenants set forth in Sections 2.5, 2.9 and 2.11 hereof.  The representations and warranties set forth in this Article II are true and correct as of the date hereof.

2.1                                 Organization and Standing.  RPC is a corporation duly organized, validly existing and in good standing under the law of its jurisdiction of organization, and has the requisite corporate power and authority to own and operate its assets, to carry on its business as currently conducted, and to execute and deliver this Agreement and to carry out the transactions contemplated hereby.  RPC is duly qualified to conduct business as a foreign corporation, where necessary and is in good standing in the states in which it is so qualified.

2.2                                 Authority.  RPC has full right, authority, power and capacity (a) to enter into this Agreement and each agreement, document and instrument to be executed and delivered by or on behalf of RPC pursuant to this Agreement; (b) to carry out the transactions contemplated hereby and thereby; and (c) to transfer and deliver all of its right, title and interest in the Management Agreements to the Operating Partnership (or its designee) in accordance with this Agreement.  This Agreement and each agreement, document and instrument executed and delivered by or on behalf of RPC pursuant to this Agreement constitutes, or when executed and delivered will constitute, the legal, valid and binding obligation of RPC, each enforceable in accordance with its respective terms.

2.3                                 Noncontravention.  Neither the entry into nor the performance of, or compliance with, this Agreement by RPC has resulted, or will result, in any violation of, or default under, or result in the acceleration of, any obligation under its charter, or any material mortgage, indenture, lien agreement, note, contract, permit, judgment, decree, order, restrictive covenant, statute, rule, or regulation applicable to RPC or under the Management Agreements.

2.4                                 Litigation.  There is no (a) litigation or proceeding, either judicial or administrative, pending or, to RPC’s knowledge, threatened, affecting all or any portion of the Management Agreements; (b) outstanding order, writ, injunction or decree of any court, government, governmental entity or authority or arbitration against or affecting all or any portion of the Management Agreements which in the case of (a) and (b) hereof, would impair RPC’s ability to enter into and perform all of RPC’s obligations under this Agreement.

2.5                                 Status as a United States Person. Each of RPC and each of RPC’s designees who receive Units hereunder (RPC and its designees are referred to collectively as the “Investors”) is not a foreign person within the meaning of Section 1445 of the Code (“Section 1445”).  RPC’s U.S. taxpayer identification number that has previously been provided to the Operating Partnership is correct.  RPC’s office address is that most recent address previously provided to the Operating Partnership.  At the time of Closing, each Investor shall provide to the Operating Partnership a certificate of non-foreign status substantially in the form provided in Section 1.1445-5(b)(3)(D) of the Treasury regulations

2.6                                 No Insolvency Proceedings.  No attachments, execution proceedings, assignments for the benefit of creditors, insolvency, bankruptcy, reorganization or other proceedings are pending or, to RPC’s knowledge, threatened against RPC, nor are any such proceedings contemplated by RPC.

2.7                                 No Brokers.  RPC has not entered into, and covenants that it will not enter into, any agreement, arrangement or understanding with any person or firm which will result in the obligation of the Operating Partnership to pay any finder’s fee, brokerage commission or similar payment in connection with the transactions contemplated hereby (other than underwriting fees paid in connection with the IPO).

2.8                                 Consents.  Except as may otherwise be set forth in this Agreement, each consent, approval, authorization, order, license, certificate, permit, registration, designation, or filing by or with any governmental agency or third party, including lender consents,  necessary for the execution, delivery, and performance of this Agreement or the transactions contemplated hereby by RPC has been obtained or will be obtained on or before the Closing.

2.9                                 Securities Law Matters; Transfer Restrictions.

(a)                                  RPC and each Investor acknowledge that the Operating Partnership intends for the offer and issuance of the Units to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), and applicable state securities laws.

(b)                                 Each Investor acknowledges that it is an “accredited investor” within the meaning of the federal securities laws.

(c)                                  Each Investor will acquire the Units for its own account and not with a view to, or for sale in connection with, any “distribution” thereof within the meaning of the Securities Act.

(d)                                 Each Investor has sufficient knowledge and experience in financial, tax and business matters to enable it to evaluate the merits and risks of investment in the Units.  Each Investor has the ability to bear the economic risk of acquiring the Units.  Each Investor acknowledges that (i) the transactions contemplated by this Agreement involve complex tax consequences for the Investor, and each Investor is relying solely on the advice of such person’s own tax advisors in evaluating such consequences, (ii) the Operating Partnership has not made (nor shall it be deemed to have made) any representations or warranties as to the tax consequences of such transaction to the Investor, and (iii) references in this Agreement to the intended tax effect of the transactions contemplated hereby shall not be deemed to imply any representation by the Operating Partnership as to a particular tax effect that may be obtained by the Investor.  The Investors remain solely responsible for all tax matters relating to such persons.

(e)                                  Each Investor has been supplied with, or had access to, information to which a reasonable investor would attach significance in making an investment decision to acquire the Units and any other information such Investor has requested.

(f)                                    Each Investor acknowledges that there are substantial restrictions on the transferability of the Units and that the Units will not be registered under the Securities Act or any state securities laws, and the Investor has no right to require that they be so registered.  Each Investor agrees that any Units it acquires will not be sold in the absence of registration unless such sale is exempt from registration under the Securities Act and applicable state securities laws.

(g)                                 Each Investor understands that no federal agency (including the Securities and Exchange Commission) or state agency has made or will make any finding or determination as to the fairness of an investment in the Units (including as to the number of Units (or their value) issued pursuant hereto).

(h)                                 Each Investor understands that there is no established public, private or other market for the Units acquired by such Investor hereunder and it is not anticipated that there will be any public, private or other market for such Units in the foreseeable future.

(i)                                     Each Investor understands that Rule 144 promulgated under the Securities Act is not currently available with respect to the sale of Units.

2.10                           Management Agreements.   Each Management Agreement is in full force and effect and to the knowledge of RPC, neither RPC nor any Owner is in default thereunder.  RPC shall timely perform all of its obligations thereunder.

2.11                           Reliance.   RPC acknowledges that the Operating Partnership may rely upon the representations and warranties in this Article II in determining whether to enter into this Agreement.  RPC agrees to indemnify, defend and hold harmless the Operating Partnership and the officers, directors and affiliates thereof, and any employees or agents of any of the foregoing, against any and all loss, liability, claim, damage or expense whatsoever (including, but not limited to, any and all expenses, including attorneys’ fees, reasonably incurred in investigating, preparing or defending against any claim or litigation commenced or threatened) due to or arising out of a breach of any such representations or warranties.

Each Investor agrees, severally and not jointly, to indemnify, defend and hold harmless the Operating Partnership and the officers, directors and affiliates thereof, and any employees or agents of any of the foregoing, against any and all loss, liability, claim, damage or expense whatsoever (including, but not limited to, any and all expenses, including attorneys’ fees, reasonably incurred in investigating, preparing or defending against any claim or litigation commenced or threatened) due to or arising out of a breach of such Investor’s representations in Section 2.5 and 2.9 hereof; provided, however, the indemnification obligation of the Investor hereunder is limited in the case of each Investor to the value of the Units such Investor will receive in connection with this Agreement based on the initial public offering price in the IPO.

ARTICLE III:  REPRESENTATIONS AND WARRANTIES
OF THE OPERATING PARTNERSHIP

As a material inducement to RPC to enter into this Agreement and to consummate the transactions contemplated hereby, the Operating Partnership hereby makes to RPC each of the representations, warranties and covenants set forth in this Article III.  The representations and warranties set forth in this Article III are true and correct as of the date hereof.

3.1                                 Organization and Standing.  The Operating Partnership is a limited partnership duly organized, validly existing and in good standing under Delaware law, and has the requisite partnership power and authority to own and operate its assets, to carry on its business as currently conducted, to execute and deliver this Agreement and to carry out the transactions contemplated hereby.  The Operating Partnership is duly qualified to conduct business as a foreign partnership where necessary and is in good standing in the states in which it is so qualified.

3.2                                 Authority.   The Operating Partnership has full right, authority, power and capacity (a) to enter into this Agreement and each agreement, document and instrument to be executed and delivered by or on behalf of the Operating Partnership pursuant to this Agreement; (b) to carry out the transactions contemplated hereby and thereby; and (c) to transfer, sell and deliver the Units to RPC (or its designees) in accordance with this Agreement.  This Agreement and each agreement, document and instrument executed and delivered by or on behalf of the Operating Partnership pursuant to this Agreement constitutes, or when executed and delivered will constitute, the legal, valid and binding obligation of the Operating Partnership, each enforceable in accordance with its respective terms.

3.3                                 Noncontravention.   Neither the entry into nor the performance of, or compliance with, this Agreement by the Operating Partnership has resulted, or will result, in any violation of, or default under, or result in the acceleration of, any obligation under its agreement of limited partnership, or any material mortgage, indenture, lien agreement, note, contract, permit, judgment, decree, order, restrictive covenant, statute, rule, or regulation applicable to the Operating Partnership.

3.4.                              Litigation.  There is no litigation or proceeding, either judicial or administrative, pending or, to the Operating Partnership’s knowledge, threatened, affecting all or any portion of the Units or the Operating Partnership’s ability to consummate the transactions contemplated hereby.  There is no outstanding order, writ, injunction or decree of any court, government, governmental entity or authority or arbitration against or affecting all or any portion of the Units, which in any such case would impair the Operating Partnership’s ability to enter into and perform all of the Operating Partnership’s obligations under this Agreement.

3.5                                 Units Validly Issued.  The Units, when issued, will have been duly and validly authorized and issued, free of any preemptive or similar rights, without any obligation to restore capital except as required by the Delaware Revised Uniform Limited Partnership Act (the “Limited Partnership Act”) or as agreed between the Operating Partnership and any limited partner in the Operating Partnership.

3.6                                 No Brokers.  The Operating Partnership has not entered into, and covenants that it will not enter into, any agreement, arrangement or understanding with any person or firm which will result in the obligation of RPC to pay any finder’s fee, brokerage commission or similar payment in connection with the transactions contemplated hereby

3.7                                 Consents.  Except as may otherwise be set forth in this Agreement, each consent, approval, authorization, order, license, certificate, permit, registration, designation, or filing by or with any governmental agency or body necessary for the execution, delivery, and performance of this Agreement or the transactions contemplated hereby by the Operating Partnership has been obtained or will be obtained on or before the Closing.

3.8                                 Reliance.   The Operating Partnership acknowledges that RPC may rely upon the representations and warranties in this Article III in determining whether to enter into this Agreement.  The Operating Partnership agrees to indemnify, defend and hold harmless RPC and the officers, directors and affiliates thereof, and any employees or agents of any of the foregoing, against any and all loss, liability, claim, damage or expense whatsoever (including, but not limited to, any and all expenses, including attorneys’ fees, reasonably incurred in investigating, preparing or defending against any claim or litigation commenced or threatened) due to or arising out of a breach of any such representations or warranties.

ARTICLE IV:  CONDITIONS TO CLOSING

4.1                                 Conditions to the Operating Partnership’s Obligation to Close.  The obligation of the Operating Partnership to consummate the Closing is subject to the fulfillment, at or prior to the Closing, of the following conditions (unless such conditions are waived in writing by the Operating Partnership):

(a)                                  IPO Transactions.  The IPO Transactions shall have occurred (or shall be occurring simultaneously with the Closing).

(b)                                 Representations and Warranties.  The representations and warranties made by RPC (and in the case of Section 2.5 and 2.9, the Investors) pursuant to this Agreement shall be true and correct in all material respects when made, and on and as of the Closing, as though such representations and warranties were made on the Closing.

(c)                                  Performance.  RPC shall have performed and complied with all agreements and covenants that it is required to perform or comply with pursuant to this Agreement prior to the Closing in all material respects.

(d)                                 Legal Proceedings.  No order, statute, rule, regulation, executive order, injunction, stay, decree, or restraining order shall have been enacted, entered, promulgated or enforced by any court of competent jurisdiction or governmental entity that prohibits the consummation of the transactions contemplated hereby, and no litigation or governmental proceeding seeking such an order shall be pending or threatened.

(e)                                  Consents and Approvals.  All necessary consents of governmental and private parties to effect the transactions contemplated by this Agreement, including, without limitation, consents of lenders, shall have been obtained.

(f)                                    Management Agreements.  The Management Agreements shall be in full force and effect and neither of the parties thereto shall be in default thereunder; provided however, that any default under any single Management Agreement shall not prohibit the parties hereto from otherwise effecting the transactions contemplated by this Agreement with respect to the remaining Management Agreements.

4.2                                 Conditions to RPC’s Obligation to Close.  The obligation of RPC to consummate the Closing is subject to the fulfillment, at or prior to the Closing, of the following conditions (unless such conditions are waived in writing by RPC):

(a)                                  Representation and Warranties.  The representations, warranties and covenants of the Operating Partnership contained in this Agreement shall be true and correct as of the Closing.

(b)                                 Performance.  The Operating Partnership shall have performed and complied with all agreements and covenants that it is required to perform or comply with pursuant to this Agreement prior to the Closing in all material respects.

(c)                                  Legal Proceedings.  No order, statute, rule, regulation, executive order, injunction, stay, decree, or restraining order shall have been enacted, entered, promulgated or enforced by any court of competent jurisdiction or governmental entity that prohibits the consummation of the transactions contemplated hereby, and no litigation or governmental proceeding seeking such an order shall be pending or threatened.

(d)                                 Consents and Approvals.  All necessary consents of governmental and private parties to effect the transactions contemplated by this Agreement shall have been obtained.

4.3                                 Further Assurances.  Each of the parties herein shall execute and deliver all such other and further instruments and documents and take or cause to be taken all such other and further actions that any other party may reasonably request in order to effect the transactions contemplated by this Agreement.

ARTICLE V:  CLOSING; CLOSING DELIVERIES

5.1                                 Closing.  The closing hereunder (the “Closing”) shall occur on the same day as the closing of the IPO, as close in time to the closing of the IPO as is reasonably practicable under the circumstances.

5.2                                 Closing Deliveries by RPC.  At the Closing, RPC shall deliver to the Operating Partnership:

(i)                                     a duly executed Assignment and Assumption Agreement, substantially in the form attached hereto as Exhibit C (“Assignment Agreement”), pursuant to which RPC shall convey to the Operating Partnership or its designee its right, title and interest in and to the Management Agreements;

(ii)                                  a duly executed Limited Partner Acceptance executed by the appropriate Investor; and

(iii)                               a certificate of non-foreign status in a form acceptable to the Operating Partnership.

5.3                                 Closing Deliveries by the Operating Partnership. At the Closing, the Operating Partnership shall deliver to the RPC or, if applicable, the Investors, the following:

(i)                                     the Units; and

(ii)                                  a duly executed Assignment Agreement.

ARTICLE VI:  MISCELLANEOUS

6.1                                 Term of Agreement.  This Agreement may be terminated by the mutual consent of the parties at any time before the Closing.  If the Closing does not occur by September 30, 2005, this Agreement shall be deemed terminated and shall be of no further force and effect and neither the Operating Partnership nor RPC or any Investor shall have any further obligations pursuant to this Agreement except as specifically set forth in this Agreement.

6.2                                 Amendment; Waiver.  Any amendment hereto shall be effective only if signed by all parties hereto.  No waiver of any provisions of this Agreement shall be valid unless in writing and signed by the party against whom enforcement is sought.

6.3                                 Entire Agreement; Counterparts; Applicable Law.  This Agreement (a) shall, together with the Partnership Agreement, constitute the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, (b) may be executed in one or more counterparts, each of which will be deemed an original and all of which shall constitute one and the same instrument, and (c) shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of Delaware without giving effect to the conflict of law provisions thereof.

6.4                                 Assignability.  This Agreement shall be binding upon, and shall be enforceable by and inure to the benefit of, the parties hereto and their respective successors and assigns; provided, however, that this Agreement may not be assigned (except by operation of law) by any party without the prior written consent of the other party, and any attempted assignment without such consent shall be void and of no effect; provided further, that this Agreement (and any agreement received pursuant to the terms hereof) may be assigned by the Operating Partnership or its assigns, without the prior written of RPC, in whole or in part to any affiliate of the Operating Partnership, including without limitation, Republic Property TRS, LLC, a Delaware limited liability company and wholly owned subsidiary of the Operating Partnership, or to or among any other affiliate of the

Operating Partnership, and upon such assignment, the assignee shall have the exclusive right and obligation to provide any services hereunder.

6.5                                 Severability.  If any provision of this Agreement, or the application thereof, is for any reason held to any extent to be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto.

6.6                                 Equitable Remedies.  The parties hereto agree that irreparable damage would occur if any provision of this Agreement was not performed in accordance with its specific terms or was otherwise breached.  It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any federal or state court located in the State of Delaware (as to which the parties agree to submit to jurisdiction for the purposes of such action), this being in addition to any other remedy to which they are entitled at law or in equity.

6.7                                 Survival.  It is the express intention and agreement of the parties hereto that the representations, warranties and covenants of the parties set forth in this Agreement shall survive the consummation of the transactions contemplated hereby.

6.8                                 Third Party Beneficiary.   Except as specifically set forth in this Agreement, no provision of this Agreement is intended, nor shall it be interpreted, to provide or create any third party beneficiary rights or other rights of any kind in any customer, affiliate, stockholder, partner, member, director, officer, or employee of any party to this Agreement or any other person or entity.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed, delivered and sealed in its name on its behalf, all as of the day and year first above written.

RPC:

REPUBLIC PROPERTIES CORPORATION

By:		/s/ Steven A. Grigg
Name: Steven A. Grigg
Title: President

OPERATING PARTNERSHIP:

REPUBLIC PROPERTY LIMITED PARTNERSHIP

By:	REPUBLIC PROPERTY TRUST, its
General Partner

	By:	/s/ Mark R. Keller
Name: Mark R. Keller
Title: Chief Executive Officer

OWNERS (for purposes of Sections 1.4 only)

RKB Corporate Oaks LLC

	By:	/s/ Steven A. Grigg
Name: Steven A. Grigg
Title: President

REPUBLIC CP IV LLC

	By:	/s/ Steven A. Grigg
Name: Steven A. Grigg
Title: Manager

RKB Pender LLC

By:	/s/ Steven A. Grigg
Name: Steven A. Grigg
Title: President

RKB Lakeside LLC

By: RKB Lakeside Manager LLC,
Managing Member

By:	/s/ Steven A. Grigg
Name: Steven A. Grigg
Title: President

RKB Willowood LLC

By: RKB Willowwood Manager LLC,
Managing Member

By:	/s/ Steven A. Grigg
Name: Steven A. Grigg
Title: President

RKB Dulles Tech LLC

By: RKB Dulles Tech Manager LLC,
Managing Member

By:	/s/ Steven A. Grigg
Name: Steven A. Grigg
Title: President

RPT 1425 New York Avenue LLC

By:	/s/ Mark R. Keller
Name: Mark R. Keller
Title: President

RPT Presidents Park I LLC

By:	/s/ Mark R. Keller
Name: Mark R. Keller
Title: Vice President

RPT Presidents Park II LLC

By:	/s/ Mark R. Keller
Name: Mark R. Keller
Title: Vice President

RPT Presidents Park III LLC

By:	/s/ Mark R. Keller
Name: Mark R. Keller
Title: Vice President

Exhibit A

List of Management Agreements

1.	Management Agreement dated as of January 26, 2004 by and between Republic Properties Corporation and RKB Dulles Tech LLC.
2.	Management Agreement dated as of April 24, 2003 by and between Republic Properties Corporation and RKB Lakeside, LLC
3.	Management Agreement dated as of May 22, 2003 by and between Republic Properties Corporation and RKB Willowwood LLC.
4.	Management Agreement dated as of September 19, 2002 by and between Republic Properties Corporation and RKB Pender, LLC.
5.	Management Agreement dated as of April 4, 2001 by and between Republic Properties Corporation and Republic CP IV, LLC.
6.	Management Agreement dated as of August 20, 2004 by and between Republic Properties Corporation and RKB Corporate Oaks LLC.
7.	Management Agreement dated as of May 26, 2005 by and between Republic Properties Corporation and RPT 1425 New York Avenue LLC.
8.	Management Agreement dated as of December 29, 2004 by and between Republic Properties Corporation and Presidents Park I LLC.
9.	Management Agreement dated as of December 29, 2004 by and between Republic Properties Corporation and Presidents Park II LLC.
10.	Management Agreement dated as of December 29, 2004 by and between Republic Properties Corporation and Presidents Park III LLC.

*           *           *

Correction to Section 6.1

The parties hereto acknowledge that the reference in Section 6.1 to the year “2005” is a typographical error, and the parties hereby agree to substitute the year “2006” for the year “2005” in Section 6.1 hereof in order to correct this typographical error and to properly document the parties intent at the time of the Agreement’s execution on September 23, 2005.

[Signature Page Follows]

In witness whereof, the parties have executed this Correction to Section 6.1 as of October 31, 2005.

RPC:

REPUBLIC PROPERTIES CORPORATION

By:		/s/ Steven A. Grigg
Name: Steven A. Grigg
Title: President

OPERATING PARTNERSHIP:

REPUBLIC PROPERTY LIMITED PARTNERSHIP

By:	REPUBLIC PROPERTY TRUST, its
General Partner

	By:	/s/ Mark R. Keller
Name: Mark R. Keller
Title: Chief Executive Officer

OWNERS (for purposes of Sections 1.4 only)

RKB Corporate Oaks LLC

	By:	/s/ Steven A. Grigg
Name: Steven A. Grigg
Title: President

REPUBLIC CP IV LLC

	By:	/s/ Steven A. Grigg
Name: Steven A. Grigg
Title: Manager

RKB Pender LLC

By:	/s/ Steven A. Grigg
Name: Steven A. Grigg
Title: President

RKB Lakeside LLC

By: RKB Lakeside Manager LLC,
Managing Member

By:	/s/ Steven A. Grigg
Name: Steven A. Grigg
Title: President

RKB Willowood LLC

By: RKB Willowwood Manager LLC,
Managing Member

By:	/s/ Steven A. Grigg
Name: Steven A. Grigg
Title: President

RKB Dulles Tech LLC

By: RKB Dulles Tech Manager LLC,
Managing Member

By:	/s/ Steven A. Grigg
Name: Steven A. Grigg
Title: President

RPT 1425 New York Avenue LLC

By:	/s/ Mark R. Keller
Name: Mark R. Keller
Title: President

Presidents Park I LLC

By:	/s/ Mark R. Keller
Name: Mark R. Keller
Title: Vice President

Presidents Park II LLC

By:	/s/ Mark R. Keller
Name: Mark R. Keller
Title: Vice President

Presidents Park III LLC

By:	/s/ Mark R. Keller
Name: Mark R. Keller
Title: Vice President